UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2017

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐

Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       CMS Energy Corporation ☐  Consumers Energy Company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the 2017 annual meeting of shareholders held on May 5, 2017 (“Annual Meeting”), the shareholders of CMS Energy Corporation (“CMS Energy”) voted upon the proposals as described in the CMS Energy Proxy Statement dated March 23, 2017. The results of the shareholder votes are as follows.

1.              Proposal to elect eleven members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	223,836,855	1,833,111	311,347	17,038,793
Deborah H. Butler	225,364,743	358,507	258,063	17,038,793
Kurt L. Darrow	225,302,953	383,079	295,281	17,038,793
Stephen E. Ewing	224,699,894	978,878	302,541	17,038,793
William D. Harvey	225,040,349	668,965	271,999	17,038,793
Philip R. Lochner, Jr.	223,328,273	2,352,532	300,508	17,038,793
Patricia K. Poppe	224,891,220	790,964	299,129	17,038,793
John G. Russell	223,297,273	2,392,699	291,341	17,038,793
Myrna M. Soto	225,337,274	373,679	270,360	17,038,793
John G. Sznewajs	225,356,087	351,095	274,131	17,038,793
Laura H. Wright	225,441,999	274,182	265,132	17,038,793

2.              Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

220,013,657	5,445,027	522,629	17,038,793
98%	2%

3.              Non-binding vote on the frequency of holding a shareholder advisory vote on executive compensation as voted on as follows:

Number of Votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTE
197,261,299	357,185	27,980,295	382,534	17,038,793

As a result of the outcome of the vote by shareholders at the annual meeting of shareholders on May 5, 2017 regarding the frequency of an advisory vote by the shareholders on executive compensation, the CMS Energy Board of Directors approved and adopted an annual frequency (one year) for future advisory votes by shareholders on executive compensation, until further action of the CMS Energy Board of Directors.

4.              Shareholder proposal relating to political contributions disclosure, more fully described in the Proxy Statement, was not approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
80,501,828	141,631,030	3,848,455	17,038,793

5.              Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2017 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
240,475,507	2,255,706	288,893	0

CONSUMERS ENERGY COMPANY

Consumers Energy Company (“Consumers Energy”) did not solicit proxies for the matters submitted to votes at the contemporaneous May 5, 2017 Consumers Energy annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2017.  None of the 373,148 shares of Consumers Energy preferred stock were voted at the Consumers Energy annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 5, 2017	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: May 5, 2017	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer